UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Allbirds, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Washington Street San Francisco, CA 94111	(628) 225-4848
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Allbirds, Inc. (the “Company”) previously entered into a Class A Common Stock Sales Agreement (the “Sales Agreement”) with Chardan Capital Markets LLC (“Chardan”), to sell shares of its Class A Common Stock (the “ATM Shares”), from time to time, through an “at the market offering” program under which Chardan, acting as sales agent or principal (including through its affiliates), will offer and sell the ATM Shares. The sales, if any, of the ATM Shares made under the Sales Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended.

On June 11, 2026, the Company increased the maximum aggregate offering price of the ATM Shares issuable under the Sales Agreement and filed a prospectus supplement (the “Prospectus Supplement”) for the purpose of registering under the Company’s Registration Statement on Form S-3 (File No. 333-288434) (the “Registration Statement”) the offer and sale of shares of its Class A common stock in an additional aggregate amount of up to $48,100,000 pursuant to the Sales Agreement, which does not include the shares of Class A common stock previously sold pursuant to the Sales Agreement. A copy of the legal opinion as to the legality of the shares of Class A common stock issuable under the Sales Agreement and covered by the Prospectus Supplement is filed as Exhibit 5.1 attached hereto.

The Company is filing this Current Report on Form 8-K for the purpose of incorporating by reference into the Registration Statement the items filed herewith as Exhibits 5.1 and 23.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Holland & Hart LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: June 11, 2026

	By:	/s/ Joseph Vernachio
Joseph Vernachio
Chief Executive Officer